



MICROVAST HOLDINGS, INC.

Q2 2022

August 11, 2022


Transport for London

microvast

DISCLAIMER

Forward-Looking Statements

- This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "guidance," "outlook" or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control.
- Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part.
- Microvast's annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled "Risk Factors."

Non-GAAP Financial Measures

- This presentation contains a presentation of adjusted gross profit and adjusted net loss, which are non-GAAP financial measures. Adjusted gross profit is GAAP gross profit as adjusted for non-cash stock-based compensation expense included in cost of revenues. Adjusted net loss is GAAP net loss as adjusted for non-cash stock-based compensation expense and change in on valuation of warrant liabilities and convertible notes. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company's ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses.
- In addition, our presentation of adjusted gross profit and adjusted net loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.


56
INMOTION
microvast
TU/e
OMEXOM
PROFICLEAN

Q2 HIGHLIGHTS

microvast

Solid Q2 Performance...raw material prices remain challenging

Q2 CHALLENGES

- Raw material prices
- Global inflation
- Shanghai Lockdown
- Supply chain challenges ongoing

Q2 KEY STATS

$64.4M Revenue

93.0% YoY Revenue Growth

$105.3M Sales Backlog

$47.8M Order Intake

Q2 HIGHLIGHTS

- Maintained robust business growth during a quarter with many macro challenges.
- New nominations from OEMs and increasing volumes under existing contracts.
- Manufacturing capacity expansion projects in Huzhou, China and Clarksville, Tennessee continue to progress.
- Next generation battery solutions well received by existing and potential OEM customers.

microvast

Robust Business Growth Through New Partnerships & Major Development Projects for our Commercial Vehicle Solutions

OEM	SAFRA Accélérateur de mobilité décarbonée	clean logistics	WEICHAI	XCMG
Vehicle	Hydrogen Bus HYCITY and Businova; Retrofit Bus	Hydrogen Trucks and Buses	49T heavy truck tractor	49T hydrogen HD Truck
Battery Size	71.5 – 392 kWh	93 – 128 kWh	62 kWh	100.7 kWh
Highlights	Extending current 3 year contract to 10 years > $ 150M 	Sample order received 2024 > 1,300 vehicles (165MWh) 	Key supplier to Weichai hybrid and hydrogen fuel vehicle 	Key supplier to China top construction machinery OEM 

Q2 Orders

Q2 Order Intake

Major Order

JBM Group
Our milestones are touchstones

- > $11M, E-Bus


JBM
ECO-LIFE

SWITCH

- > $8M, E-Bus



Ongoing

OSHKOSH, IVECO • GROUP, ZF, clean logistics, CARGOTEC, WRIGHT, ASHOK LEYLAND, SAFRA Accélérateur de mobilité décarbonée, eVersum, LGMG, CNHTC, XCMG, KING LONG, WEICHAI

- Stable business growth with existing customers and new projects with $47.8M Q2 order value.



FINANCIALS

microvast

Condensed Consolidated Statement of Operations (USD'000)

	Three-Month Ended June 30			Six-Month Ended June 30		
	2021	2022	YoY(%)	2021	2022	YoY (%)
Revenues	33,372	64,414	93%	48,310	101,082	109%
Cost of revenues	(40,146)	(59,573)	48%	(56,321)	(96,228)	71%
Gross profit	**(6,774)**	**4,841**	171%	**(8,011)**	**4,854**	161%
Gross Margin	-20.3%	7.5%		-16.6%	4.8%	
Selling and marketing expenses	(3,706)	(5,810)	57%	(6,862)	(11,808)	72%
General and administrative	(6,178)	(34,335)	456%	(10,752)	(60,436)	462%
Research and development expenses	(5,895)	(10,244)	74%	(9,681)	(21,553)	123%
Operating expense	**(15,779)**	**(50,389)**	219%	**(27,295)**	**(93,797)**	244%
Subsidy Income	213	576	170%	2,131	713	-67%
Operating loss	**(22,340)**	**(44,972)**	101%	**(33,175)**	**(88,230)**	166%
Loss on changes in fair value of convertible notes	(3,243)	-	-100%	(6,843)	-	-100%
Change in fair value of warrant liability	-	1,255	100%	-	820	100%
Others	(1,377)	(465)	-66%	(3,132)	(548)	-83%
Loss before income tax	**(26,960)**	**(44,182)**	64%	**(43,150)**	**(87,958)**	104%
Income tax	(109)	-	-100%	(218)	-	-100%
Net loss	**(27,069)**	**(44,182)**	63%	**(43,368)**	**(87,958)**	103%

microvast

2022 Q2 Adjusted Financials (USD'000) Non-GAAP

	Three-Month Ended June 30		Six-Month Ended June 30	
	2021	2022	2021	2022
Revenues	33,372	64,414	48,310	101,082
Adjusted Cost of sales (non-GAAP)	(40,146)	(57,691)	(56,321)	(92,447)
Adjusted gross (loss) / profit (non-GAAP)	**(6,774)**	**6,723**	**(8,011)**	**8,635**
Adjusted gross margin (non-GAAP)	-20.3%	10.4%	-16.6%	8.5%
Adjusted Operating Expense	(15,779)	(21,748)	(27,295)	(52,798)
Adjusted Operating Loss (non-GAAP)	**(22,340)**	**(14,449)**	**(33,175)**	**(43,450)**
Adjusted Net Loss (non-GAAP)	**(23,826)**	**(14,914)**	**(36,525)**	**(43,998)**

Cost of Sales Adjustments

	Three-Month Ended June 30		Six-Month Ended June 30	
	2021	2022	2021	2022
non-Cash Settled SBC	-	1,882	-	3,781

Operating Expense Adjustments

	Three-Month Ended June 30		Six-Month Ended June 30	
	2021	2022	2021	2022
non-Cash Settled SBC	-	28,641	-	40,999

Net Loss Adjustments

	Three-Month Ended June 30		Six-Month Ended June 30	
	2021	2022	2021	2022
Fair Value Changes	3,243	(1,255)	6,843	(820)

Note: Complete reconciliations of these non-GAAP metrics to the most comparable GAAP metrics are included in the tables at the end of our earnings press release.

2022 Q2 Revenues by Region - (USD'000)

Q2


2021
EMEA, 4,231, 13%
USA, 57, 0%
APAC, 7,434, 22%
PRC, 21,650, 65%
2022
EMEA, 4,880, 8%
USA, 966, 1%
APAC, 24,622, 38%
PRC, 33,946, 53%

Revenue by region	Three-Month Ended June 30		
	2021	2022	YoY %
APAC (Excluding China)	7,434	24,622	231%
PRC	21,650	33,946	57%
EMEA	4,231	4,880	15%
USA	57	966	1595%
Total	**33,372**	**64,414**	**93%**

1H


2021
EMEA, 6,558, 14%
USA, 184, 0%
APAC, 9,276, 19%
PRC, 32,292, 67%
2022
EMEA, 7,631, 7%
USA, 1,641, 2%
APAC, 38,026, 38%
PRC, 53,784, 53%

Revenue by region	Six-Month Ended June 30		
	2021	2022	YoY %
APAC (Excluding China)	9,276	38,026	310%
PRC	32,292	53,784	67%
EMEA	6,558	7,631	16%
USA	184	1,641	792%
Total	**48,310**	**101,082**	**109%**

2022 Q2 Cash Bridge (US$mn)


Increase
Decrease
Total
500
450
400
350
300
250
200
150
100
50
-
471
(39)
(9)
(14)
(4)
(4)
(4)
397
Bal as of 4/1/2022
Operating cashout
Capex - Huzhou 3.1
Capex - Clarksville 1A
Capex - Other
Net bank loan
Others
Bal as of 6/30/2022

Huzhou has a massive footprint

CAPACITY EXPANSION



INVESTMENT IMPACTS



WE'RE IN THE REVENUE PHASE



Production Plant Phase III *Huzhou China*

- Project progressing to plan - spend to date in line with budget and supports new bank loans
- Building exterior is 99% complete. Battery cell manufacturing equipment is expected to begin arriving in August.
- The equipment will produce new 53.5Ah cell (high energy) and 48Ah cell (high power) battery products.
- Ramp-up remains on track

- Additional 2GWh capacity – cell, module and pack.
- Building structure can support 12GWh – to bring on line additional capacity all we need to do is add more utilities and new production lines. No more construction capex!
- Capturing over 50% of the global CV footprint – This facility covers our customers in China, all of Asia Pacific and Europe

- New Capacity will support 2023 revenue growth targets
- Revenue forecasts backed by multi year framework contracts we have signed with Global OEMs
- Over half the capacity has been allocated



OUTLOOK

Microvast expects to continue the robust business growth in Q3

Q3 Outlook

- **Reaffirming annual revenue guidance** of 35%-45% compared to 2021
- **Ongoing capacity expansion in China is entering the final phases**
- **Excellent customer adoption** of our newly released products will fill over half of Huzhou's new production capacity
- **Ramping up module production capacity in Europe** with increasing customer demand
- **Construction** continues to progress **in Clarksville,** Tennessee
- Incorporated **Microvast Energy, Inc.**, a new subsidiary, in Denver, Colorado and building a team to focus efforts on capitalizing on the rapidly growing energy storage market opportunities
- Exploring **commercialization and capacity expansion** opportunities for our innovative polyaramid separator technology
- **Finalize strategic cooperation agreement** with a Nasdaq listed innovative e-mobility commercial vehicle platform provider

microvast

Microvast Technology is powering all CV

We are powering all the CV segments

Global CV Markt

Global commercial vehicle sales outlook by class


Million
30
25
20
15
10
5
0
2015
2020
2025
2030
2035
2040
HCV
MCV
LCV

Source: BNEF. Note: LCV, MCV and HCV are light, medium and heavy commercial vehicles.

- By 2030, close to a third of all new sales are electric, rising to 60% by 2040
- Light-duty vans and trucks lead growth, as their market expands almost 2.5 times to 22.5 million units and sales remain strong in almost all countries. The market for such vehicles in India, China and the Rest of World grows 2-3 times as fast as that in the US or Europe.
- By 2040, US, China, Europe and India would be the leading freight market in on-road goods transport.
- The global market for medium- and heavy-duty trucks expands by over 25%, but sales patterns differ between segments and countries. In the US, Europe and other wealthy countries, logistics efficiencies result in a relatively stable market for heavier trucks, but stronger than that for medium-duty ones.

MV Solutions for CV Market


Energy density
Energy
Weight
Dimension
Power
Thermal management
TCO
Safety
90%
70%
50%
MV-B/C Gen3
MV-B/C Gen4

- **Higher power**
- **Excellent thermal management**
- **Higher energy & energy density over our previous generation**
- **Integrated cooling plate**
- **Thermal runaway safe pack design**
- **New manufacturing technologies**
- **Lower Total Cost of Ownership (TCO)**

The next-generation battery solutions will become pivotal revenue drivers, differentiated by best-in-class technical performance and lower total cost of ownership.

Thinking Forward.
Powering **Now**.

WEBCAST INFORMATION

- Microvast's management will host a live webcast to review this presentation, including an overview of its Q2 2022 financial results, at 5:00 p.m. Central Time on August 11, 2022.
- The event can be accessed at the "Events and Presentations" section of our investor relations website, along with a copy of this presentation, at https://ir.microvast.com/events-presentations/events.
- A replay of the webcast will be available following the conclusion of the event for approximately one year.